--------------------------------------------------------------------------------





                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 26, 2001
                        (Date of earliest event reported)


                                  IMPRESO, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                           000-29883                    75-20849585
(State or other jurisdiction       (Commission File Number)            (I.R.S. employer
 of incorporation)                                                   Identification Number)



                  652 SOUTHWESTERN BOULEVARD, COPPELL, TX 75019
                    (Address of principal executive offices)



                                 (972) 462-0100
              (Registrant's Telephone Number, Including Area Code)






--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 26, 2001, TST/Impreso, Inc. (the "Company"), a wholly owned subsidiary of Impreso, Inc., completed its acquisition of substantially all of the assets of the Sky Division of Durango-Georgia Converting LLC ("Sky") pursuant to the Asset Purchase Agreement by and between TST/Impreso, Inc. and Durango-Georgia Converting LLC. Durango-Georgia Converting LLC operated Sky as a paper converting division. The Company paid approximately $11.7 million in cash and assumed certain debt. The Company's revolving lender, Congress Financial Corporation (Southwest), funded approximately 75% of the acquisition price utilizing Sky's assets, excluding the plant facility, as additional collateral for an extended and increased line. The Company pledged the plant facility acquired in the transaction, as well as the Company's unencumbered Coppell facility, to General Electric Capital Business Asset Funding Corporation to fund the balance of the acquisition price. As a result of the acquisition, Sky merged into, and is operated as a division of, the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements required by this item will be filed by amendment not later than 75 days after the consummation of the acquisition.

         (b)      Pro Forma Financial Information

                  The pro forma financial statements required by this item will be filed by amendment not later than 75 days after the consummation of the acquisition.

         (c)      Exhibits:

                  2.1 Asset Purchase Agreement by and between TST/Impreso, Inc. and Durango Georgia Converting LLC dated as of April 5, 2001 (Filed herewith)

                  99.1 Impreso, Inc. Press Release issued April 30, 2001 (Filed herewith)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IMPRESO, INC.
                                               (registrant)


Dated: May 11, 2001                            /s/Marshall Sorokwasz
                                               ---------------------------------
                                               Marshall Sorokwasz,
                                               Chairman of the Board, Chief
                                               Executive Officer, President,
                                               and Director



                                               /s/ Susan Atkins
                                               ---------------------------------
                                               Susan Atkins,
                                               Chief Financial Officer and
                                               and Vice President

                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
------         -----------
  2.1          Asset Purchase Agreement by and between TST/Impreso, Inc. and Durango
               Georgia Converting LLC dated as of April 5, 2001 (Filed herewith)

  99.1         Impreso, Inc. Press Release issued April 30, 2001 (Filed herewith)